Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE - 3Q 2011 October 25, 2011

Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 y p y p Seasonality of Operations 6 Capital Structure 7 Portfolio Overview - Summary 8 Portfolio Overview - Detail 9 Owned Development Update 12 Third-party Development Update 13 Management Services Update 14 Investor Information 15 Table of Contents

FINANCIAL HIGHLIGHTS :: $ in thousands, except share and per share data Operating Data 2011 2010 $ Change % Change 2011 2010 $ Change % Change Total revenues 97,276 $ 85,735 $ 11,541 $ 13.5% 287,891 $ 238,394 $ 49,497 $ 20.8% Operating income 16,171 16,367 (196) -1.2% 69,484 56,478 13,006 23.0% N t i tt ib t bl t 1 641 3 905 (2 264) 40 794 2 484 38 310 Nine Months Ended September 30, Three Months Ended September 30, Net income attributable to ACC 1,641 3,905 2,264) 40,794 2,484 38,310 Net income per share - basic and diluted 0.02 0.06 0.58 0.03 FFO 23,725 23,615 110 92,896 61,931 30,965 FFO per share—diluted 0.33 0.39 1.32 1.10 FFOM 24,028 20,689 3,339 91,475 63,059 28,416 FFOM per share—diluted 0.34 0.34 1.30 1.12 Operating Statistics Debt to gross asset value1 Debt to total market capitalization2 3 Interest coverage4 Net debt to EBITDA5 6.17 September 30, 2011 30.0% 3.10 December 31, 2010 36.6% 2.87 43.7% 39.4% 7.09 1. Gross asset value is the book value of the company’s total assets, calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties. 2. Excludes debt related to our on-campus participating properties totaling $79.4 million and $81.8 million as of September 30, 2011 and December 31, 2010, respectively, as well as net unamortized premiums 6 2 9 9 of September 30 2011 and December 31 2010 respectively AMERICAN CAMPUS COMMUNITIES :: 1 debt of $6.2 million and $9.9 million as 30, 31, 2010, respectively. 3. Market capitalization is calculated based on a common share price of $37.21 and $31.76 as of September 30, 2011 and December 31, 2010, respectively, and fully diluted common shares totaling 72,422,055 and 68,476,747 as of September 30, 2011 and December 31, 2010, respectively. 4. Based on earnings before interest, taxes, depreciation, and amortization (“EBITDA”), as defined in the company’s Credit Facility Agreement, and cash interest expense of $182.4 million and $58.8 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. Includes our share of interest expense related to debt from a joint venture in which we hold a 10% interest. 5. Net debt is calculated as total debt less cash on hand as of September 30, 2011.

CONSOLIDATED BALANCE SHEETS :: $ in thousands September 30, 2011 December 31, 2010 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 2,513,546 $ 2,433,844 $ On campus participating properties net 60 525 62 486 On-properties, 60,525 62,486 Investments in real estate, net 2,574,071 2,496,330 Cash and cash equivalents 28,499 113,507 Restricted cash 24,168 26,764 Student contracts receivable, net 7,296 5,736 Other assets 71,441 51,147 Total assets 2,705,475 $ 2,693,484 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 887,158 $ 1,144,103 $ Unsecured term loan 200,000 - Senior secured term loan - 100,000 Unsecured revolving credit facility 34,000 - Secured agency facility 116 000 101 000 116,000 101,000 Accounts payable and accrued expenses 37,307 34,771 Other liabilities 77,006 61,011 Total liabilities 1,351,471 1,440,885 Redeemable noncontrolling interests 37,715 34,704 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 706 667 Additional paid in capital 1,594,373 1,468,179 Accumulated earnings and dividends (278,322) (249,381) Accumulated other comprehensive loss (4,108) (5,503) 1,312,649 1,213,962 Noncontrolling interests 3 640 3 933 Total American Campus Communities, Inc. and Subsidiaries stockholders' equity AMERICAN CAMPUS COMMUNITIES :: 3,640 3,933 Total equity 1,316,289 1,217,895 Total liabilities and equity 2,705,475 $ 2,693,484 $ 2

CONSOLIDATED STATEMENTS OF OPERATIONS :: unaudited, $ in thousands, except share and per share data 2011 2010 $ Change 2011 2010 $ Change Revenues Wholly-owned properties $ 88,496 $ 72,314 $ 16,182 $ 258,177 $ 206,489 $ 51,688 On-campus participating properties 5,011 4,654 357 17,115 16,107 1,008 Third-party development services 1,568 6,056 (4,488) 6,150 8,258 (2,108) Third-party management services 1,794 2,274 (480) 5,427 6,609 (1,182) Resident services 407 437 (30) 1,022 931 91 Three Months Ended September 30, Nine Months Ended September 30, Total revenues 97,276 85,735 11,541 287,891 238,394 49,497 Operating expenses Wholly-owned properties 49,852 39,893 9,959 126,009 100,976 25,033 On-campus participating properties 2,870 2,857 13 7,495 7,876 (381) Third-party development and management services 2,488 2,754 (266) 7,801 8,649 (848) General and administrative 2,880 3,716 1 (836) 8,931 9,085 1 (154) Depreciation and amortization 22,205 19,260 2,945 65,547 53,118 12,429 Ground/facility leases 810 888 (78) 2,624 2,212 412 Total operating expenses 81 105 69 368 11 737 218 407 181 916 36 491 81,105 69,368 11,737 218,407 181,916 36,491 Operating income 16,171 16,367 (196) 69,484 56,478 13,006 Nonoperating income and (expenses) Interest income 166 42 124 375 75 300 Interest expense (13,203) (15,242) 2,039 (39,394) (44,993) 5,599 Amortization of deferred financing costs (1,226) (1,238) 12 (3,785) (3,246) (539) Loss from unconsolidated joint ventures (42) (9) (33) (67) (2,134) 2,067 Other nonoperating income - 3,901 (3,901) - 3,901 (3,901) Total nonoperating expenses (14,305) (12,546) (1,759) (42,871) (46,397) 3,526 p g p ) ) Income before income taxes and discontinued operations 1,866 3,821 (1,955) 26,613 10,081 16,532 Income tax provision (88) (143) 55 (373) (428) 55 Income from continuing operations 1,778 3,678 (1,900) 26,240 9,653 16,587 Discontinued operations Income (loss) attributable to discontinued operations 14 408 (394) 1,039 (2,980) 4,019 Gain (loss) from disposition of real estate - - - 14,574 (3,705) 18,279 Total discontinued operations 14 408 (394) 15,613 (6,685) 22,298 Net income 1,792 4,086 (2,294) 41,853 2,968 38,885 N t i tt ib t bl t t lli i t t (151) (181) 30 (1 059) (484) (575) Net income attributable to noncontrolling interests 1,059) Net income attributable to American Campus Communities, Inc. and Subsidiaries 1,641 $ 3,905 $ (2,264) $ 40,794 $ 2,484 $ 38,310 $ Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders: Basic and diluted 0.02 $ 0.06 $ 0.58 $ 0.03 $ Weighted-average common shares outstanding AMERICAN CAMPUS COMMUNITIES :: Basic 70,008,276 59,165,472 68,551,434 54,604,300 Diluted 70,561,514 60,794,968 69,120,438 56,295,937 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS ::
unaudited, $ in thousands, except share and per share data

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2011	2010	$ Change	2011	2010	$ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 1,641	$ 3,905	$ (2,264)	$ 40,794	$ 2,484	$ 38,310
Noncontrolling interests	151	181	(30)	1,059	484	575
(Gain) loss from disposition of real estate	-	-	-	(14,574)	3,705	(18,279)
Loss from unconsolidated joint ventures	42	9	33	67	2,134	(2,067)
FFO from unconsolidated joint ventures[1]	(26)	26	(52)	(19)	(1,218)	1,199
Real estate related depreciation and amortization	21,917	19,494	2,423	65,569	54,342	11,227
Funds from operations ("FFO")	**23,725**	**23,615**	**110**	**92,896**	**61,931**	**30,965**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss (income) from on-campus participating properties	770	1,268	(498)	(576)	558	(1,134)
Amortization of investment in on-campus participating properties	(1,123)	(1,094)	(29)	(3,330)	(3,253)	(77)
FFO from Hampton Roads unconsolidated joint venture[2]	-	-	-	-	160	(160)
	23,372	23,789	(417)	88,990	59,396	29,594
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow[3]	441	599	(158)	1,715	1,391	324
Management fees	215	202	13	770	723	47
Impact of on-campus participating properties	656	801	(145)	2,485	2,114	371
Gain on remeasurement of equity method investment[4]	-	(3,901)	3,901	-	(3,901)	3,901
Elimination of provision for asset impairment - wholly-owned property[5]	-	-	-	-	4,036	(4,036)
Elimination of provision for asset impairment - unconsolidated joint ventures[6]	-	-	-	-	1,414	(1,414)
Funds from operations-modified ("FFOM")	**$ 24,028**	**$ 20,689**	**$ 3,339**	**$ 91,475**	**$ 63,059**	**$ 28,416**
FFO per share - diluted	**$ 0.33**	**$ 0.39**		**$ 1.32**	**$ 1.10**	
FFOM per share - diluted	**$ 0.34**	**$ 0.34**		**$ 1.30**	**$ 1.12**	
Weighted average common shares outstanding - diluted	**71,580,468**	**60,909,931**		**70,152,495**	**56,410,900**	

1. Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% noncontrolling interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. In September and November 2010, we purchased Fidelity's 90% interest in 14 joint venture properties. Subsequent to the acquisition, the 14 properties are now wholly-owned and are consolidated by the company. One property was not acquired and will continue to be owned by one of the Fidelity Joint Ventures.
2. Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.
3. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.
4. Represents a non-cash gain recorded to remeasure the company's equity method investment in one of the Fidelity Joint Ventures to fair value as a result of the company purchasing Fidelity's remaining 90% interest in the joint venture in September 2010.
5. Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk – Oxford, a property that was sold in April 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.
6. Represents our share of impairment charges recorded during the period presented for properties owned through our unconsolidated Fidelity Joint Ventures.

AMERICAN CAMPUS COMMUNITIES :: 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS1 :: $ in thousands 2011 2010 $ Change % Change 2011 2010 $ Change % Change Wholly-owned property revenues Three Months Ended September 30, Nine Months Ended September 30, Same store properties 70,971 $ 68,430 $ 2,541 $ 3.7% 208,977 $ 200,806 $ 8,171 $ 4.1% New properties 17,932 4,321 13,611 50,222 6,614 43,608 Total revenues2 88,903 $ 72,751 $ 16,152 $ 22.2% 259,199 $ 207,420 $ 51,779 $ 25.0% Wholly-owned property operating expenses Same store properties 38,546 $ 37,489 $ 1,057 $ 2.8% 98,564 $ 96,808 $ 1,756 $ 1.8% New properties 11 306 3 2 404 8 902 27 445 3 4 168 23 277 11,306 2,404 8,902 27,445 4,168 23,277 Total operating expenses 49,852 $ 39,893 $ 9,959 $ 25.0% 126,009 $ 100,976 $ 25,033 $ 24.8% Wholly-owned property net operating income Same store properties 32,425 $ 30,941 $ 1,484 $ 4.8% 110,413 $ 103,998 $ 6,415 $ 6.2% New properties 6,626 1,917 4,709 22,777 2,446 20,331 Total net operating income 39,051 $ 32,858 $ 6,193 $ 18.8% 133,190 $ 106,444 $ 26,746 $ 25.1% AMERICAN CAMPUS COMMUNITIES :: 5 1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Cambridge at Southern, sold in March 2010; Campus Walk-Oxford, sold in April 2010; Villas on Apache, River Club Apartments, and River Walk Townhomes, all sold in April 2011; and Campus Club-Statesboro, sold in May 2011. 2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations. 3. Operating expenses for the three and nine months ended September 30, 2011 include $0.7 million of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees

SEASONALITY OF OPERATIONS1 :: $ in thousands, except for per bed amounts Th M th E d d December 31, 2010 March 31, 2011 June 30, 2011 September 30, 2011 Total/Weighted Average Same store properties2 Revenue per occupied bed Rental revenue per occupied bed per month 514 $ 513 $ 507 $ 500 $ 509 $ Other income per occupied bed per month3 30 36 40 57 41 Total revenue per occupied bed 544 $ 549 $ 547 $ 557 $ 550 $ Average number of owned beds 43,803 43,803 43,803 43,799 43,801 Three Months Ended g , , , , , Average physical occupancy for the quarter 98.6% 98.7% 93.9% 96.0.% 96.8% Total revenue 70,503 $ 71,283 $ 67,423 $ 70,271 $ 279,480 $ Property operating expenses 29,971 30,471 30,134 37,980 128,556 Net operating income 40,532 $ 40,812 $ 37,289 $ 32,291 $ 150,924 $ Operating margin 57.5% 57.3% 55.3% 46.0% 54.0% New properties4 Revenue per occupied bed p p Rental revenue per occupied bed per month 461 $ 464 $ 467 $ 469 $ 465 $ Other income per occupied bed per month3 26 32 30 50 35 Total revenue per occupied bed 487 $ 496 $ 497 $ 519 $ 500 $ Average number of owned beds 9,742 10,897 10,897 12,216 10,938 Average physical occupancy for the quarter 96.7% 97.5% 97.3% 97.9% 97.4% Total revenue 13,769 $ 15,812 $ 15,778 $ 18,632 $ 63,991 $ Property operating expenses 6,399 7,725 7,827 11,872 33,823 N t ti i 7 370 $ 8 087 $ 7 951 $ 6 760 $ 30 168 $ Net operating income 7,370 8,087 7,951 6,760 30,168 Operating margin 53.5% 51.1% 50.4% 36.3% 47.1% ALL PROPERTIES Revenue per occupied bed Rental revenue per occupied bed per month 504 $ 504 $ 499 $ 494 $ 500 $ Other income per occupied bed per month3 29 36 37 55 40 Total revenue per occupied bed 533 $ 540 $ 536 $ 549 $ 540 $ A b f d bd 53 545 54 700 54 700 56 015 54 740 Average number of owned beds 53,545 54,700 54,700 56,015 54,740 Average physical occupancy for the quarter 98.3% 98.4% 94.6% 96.4% 96.9% Total revenue 84,272 $ 87,095 $ 83,201 $ 88,903 $ 343,471 $ Property operating expenses 36,370 38,196 37,961 49,852 162,379 Net operating income 47,902 $ 48,899 $ 45,240 $ 39,051 $ 181,092 $ Operating margin 56.8% 56.1% 54.4% 43.9% 52.7% 1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Villas on Apache, River Club Apartments, and River Walk Townhomes 2011 Club Statesboro sold in May 2011 AMERICAN CAMPUS COMMUNITIES :: 6

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2011 :: $ in thousands, except share and per share data Market Capitalization Gross Asset Value1 2,924,123 $ Total Debt2 1,153,363 $ Total Equity Market Value3 2,694,825 Total Market Capitalization 3,848,188 $ Fixed Rate Mortgage Loans Maturity Schedule $300,000 Debt to Gross Asset Value 39.4% Debt to Total Market Capitalization 30.0% Interest Coverage4 3.10 Net Debt to EBITDA5 6.17 $150,000 $200,000 $250,000 $128,405 $195,910 $163,166 $119,000 5 71% 5.40% 5.69% Principal Outstanding2 Weighted Average Interest Rate Average Term To Maturity # # Fixed Rate Mortgage Loans 803,363 $ 5.6% 3.6 Yrs # Unsecured Revolving Credit Facility 34,000 2.2% 2.6 Yrs # Unsecured Term Loan 200,000 3.0% 3.6 Yrs # $0 $50,000 $100,000 $8,083 $80,742 $96,945 $11,112 6.74% 5.71% 5.95% 5.37% 5.66% 6.43% Secured Agency Facility 116,000 2.3% 2.9 Yrs # Total/Weighted Average 1,153,363 $ 4.7% 3.5 Yrs 201 Interest rates appearing on each bar represent the weighted average interest rate of debt maturing in that year. 2011 2012 2013 2014 2015 2016 2017 2018+ 1. Gross asset value is the book value of the company’s total assets calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties. 2. Excludes debt related to our on-campus participating properties totaling $79.4 million with a weighted average interest rate of 7.2% and average term maturity of 8.7 years. Also excludes net amortized debt premiums of $6 2 million Includes $1 8 million or the company’s 18 2 million of debt from a joint venture in which the company holds a 10% interest AMERICAN CAMPUS COMMUNITIES :: 7 6.2 million. 1.8 company s 10% share of $18.2 interest. 3. Based on share price of $37.21 and fully diluted share count of 72,422,055 as of September 30, 2011. Assumes conversion of 1,013,563 common and preferred Operating Partnership units and 551,970 unvested restricted stock awards. 4. Based on earnings before interest, taxes, depreciation, and amortization (“EBITDA”), as defined in the company’s Credit Facility Agreement, and cash interest expense of $182.4 million and $58.8 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. Includes our share of interest expense related to debt from a joint venture in which we hold a 10% interest. 5. Net debt is calculated as total debt less cash on hand as of September 30, 2011.

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2011[1] :: summary

AMERICAN CAMPUS COMMUNITIES

Property Type	Units	Beds	Physical Occupancy at September 30, 2011	Physical Occupancy at September 30, 2010	Fall 2011 Rental Rate Change	Rental Revenue per Occupied Bed for Academic Year[2] 2011/2012	Rental Revenue per Occupied Bed for Academic Year[2] 2010/2011	Change
Same Store Wholly-owned Properties	16,422	51,620	98.5%	98.3%	3.0%	$ 522.13	$ 506.35	3.1%
New Wholly-owned Properties[3]	1,752	6,348	96.4%	84.2% [4,5]	3.5% [4,5]	$ 488.86	$ 472.61	n/a[6]
Wholly-owned Properties - Total	**18,174**	**57,968**	**98.2%**	**98.2%** [4,5]	**3.0%** [4,5]	**$ 518.62**	**$ 504.49**	**n/a**[6]
On-campus Participating Properties	1,863	4,519	99.8%	99.2%				

1. Excludes Villas on Apache, River Club Apartments and River Walk Townhomes, which were sold in April 2011, and Campus Club-Statesboro, which was sold in May 2011.
2. Represents average rental revenue per occupied bed for the academic years presented.
3. Includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, 3 properties purchased from a joint venture with Fidelity in November 2010 in which we previously held a 10% interest, 2nd Avenue Centre, an 868-bed property purchased in December 2010, 4 owned development projects that completed construction and commenced operations in August 2011, and Eagles Trail, a 792-bed property purchased in September 2011.
4. Reflects the impact of lost occupancy at Campus Trails related to 72 beds that were destroyed by a fire in April 2010 and reopened for occupancy in August 2011.
5. Excludes properties that were not owned or under ACC management as of September 30, 2010.
6. The change in rental revenue per occupied bed is not meaningful due to differences in the property groupings for the periods presented.

AMERICAN CAMPUS COMMUNITIES :: 8

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2011 ::
detail – properties with rental rate growth above 3%

	Property	Location	Physical Occupancy at September 30, 2011	Physical Occupancy at September 30, 2010	Fall 2011 Rental Rate Change
1	Brookstone Village	Wilmington, NC	102.5%	102.5%	11.9%
2	Campus Walk - Wilmington	Wilmington, NC	105.5%	103.4%	8.7%
3	The View	Lincoln, NE	100.0%	97.1%	7.1%
4	State College Park	State College, PA	99.5%	99.5%	6.8%
5-6	College Club Tallahassee	Tallahassee, FL	96.1%	98.3%	6.6%
7	University Heights	Birmingham, AL	99.4%	97.7%	6.4%
8	Nittany Crossing	State College, PA	99.4%	99.4%	6.4%
9	Pirates Place	Greenville, NC	93.2%	90.3%	5.5%
10	University Meadows	Mt. Pleasant, MI	98.5%	98.9%	5.2%
11	Aztec Corner	San Diego, CA	98.5%	98.2%	5.1%
12	The Centre	Kalamazoo, MI	99.4%	99.0%	4.7%
13	University Mills	Cedar Falls, IA	99.0%	99.0%	4.6%
14	University Crossings	Philadelphia, PA	99.4%	99.4%	4.5%
15	Abbott Place	East Lansing, MI	99.4%	98.9%	4.4%
16	Campus Corner	Bloomington, IN	99.1%	98.7%	4.4%
17	Callaway Villas	College Station, TX	99.9%	99.4%	4.3%
18	University Pines	Statesboro, GA	99.5%	97.8%	4.2%
19	University Trails	Lubbock, TX	98.2%	99.1%	4.1%
20	Hawks Landing	Oxford, OH	99.0%	98.6%	4.1%
21	The Enclave	Bowling Green, OH	98.5%	99.2%	4.1%
22	The Outpost	San Marcos, TX	99.6%	99.6%	4.1%
23	University Village at Boulder Creek	Boulder, CO	98.7%	98.7%	4.1%
24	University Crescent	Baton Rouge, LA	98.4%	99.0%	4.1%
25-26	University Club Townhomes	Tallahassee, FL	99.5%	98.9%	4.0%
27	The Callaway House	College Station, TX	103.7%	103.5%	3.9%
28	The Club	Athens, GA	97.9%	97.5%	3.9%
29	University Manor	Greenville, NC	93.5%	98.8%	3.9%
30	The Highlands	Reno, NV	99.2%	89.8%	3.7%
31	The Village at Blacksburg	Blacksburg, VA	99.6%	99.0%	3.7%
32	Royal Lexington	Lexington, KY	98.4%	98.9%	3.6%
33	The Edge - Orlando	Orlando, FL	99.6%	99.5%	3.6%
34-36	University Village	Tallahassee, FL	99.2%	99.3%	3.5%
37	University Village	Sacramento, CA	104.1%	100.0%	3.5%
38	Lions Crossing	State College, PA	99.4%	99.4%	3.5%
39-40	Willowtree Apartments and Towers	Ann Arbor, MI	96.9%	99.5%	3.4%
41	Peninsular Place	Ypsilanti, MI	99.2%	98.3%	3.4%
42	Chapel View	Chapel Hill, NC	97.8%	97.2%	3.4%
43	Olde Towne University Square	Toledo, OH	100.2%	99.8%	3.4%
44	Burbank Commons	Baton Rouge, LA	95.7%	98.3%	3.3%
45	University Pointe	Lubbock, TX	95.0%	99.4%	3.3%
46	The Tower at 3rd	Champaign, IL	98.9%	94.1%	3.2%
47	Sanctuary Lofts	San Marcos, TX	98.2%	97.9%	3.1%
48	South View Apartments	Harrisonburg, VA	98.4%	98.9%	3.1%
49	Villas at Chestnut Ridge	Amherst, NY	99.3%	99.1%	3.1%
50	Barrett Honors College (ACE)	Tempe, AZ	97.4%	98.1%	3.0%
Subtotal - Properties With Rental Rate Growth Above 3%			98.8%	98.5%	4.2%

AMERICAN CAMPUS COMMUNITIES :: 9

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2011 ::

detail – properties with rental rate growth between 0% and 2.99% and properties reducing rental rates

AMERICAN CAMPUS COMMUNITIES

	Property	Location	Physical Occupancy at September 30, 2011	Physical Occupancy at September 30, 2010	Fall 2011 Rental Rate Change
Properties With Rental Rate Growth Between 0% and 2.99%:					
1	University Gables	Murfreesboro, TN	98.9%	96.5%	3.0%
2	Sunnyside Commons	Morgantown, WV	100.6%	101.2%	2.8%
3	Pirates Cove	Greenville, NC	98.7%	98.7%	2.8%
4	Entrada Real	Tucson, AZ	99.4%	99.2%	2.7%
5	University Place	Charlottsville, VA	80.7%	93.9%	2.7%
6	University Club Apartments	Gainesville, FL	98.7%	97.9%	2.6%
7	Lakeside Apartments	Athens, GA	98.2%	97.3%	2.6%
8	Aggie Station	Bryan, TX	99.3%	99.6%	2.6%
9	Chapel Ridge	Chapel Hill, NC	93.6%	98.5%	2.6%
10	Newtown Crossing	Lexington, KY	99.2%	98.3%	2.5%
11	The Woods at Greenland	Murfreesboro, TN	97.5%	97.8%	2.5%
12-14	The Summit and Jacob Heights	Mankato, MN	97.8%	97.1%	2.5%
15	Stone Gate	Harrisonburg, VA	93.5%	99.4%	2.5%
16	The Village at Science Drive	Orlando, FL	99.3%	99.2%	2.5%
17	University Oaks	Columbia, SC	99.1%	98.9%	2.4%
18	Campus Way	Tuscaloosa, AL	98.1%	98.7%	2.4%
19	CityParc at Fry Street	Denton, TX	98.3%	98.8%	2.3%
20	Campus Ridge	Johnson City, TN	95.5%	97.0%	2.3%
21	The Village at Alafaya Club	Orlando, FL	99.3%	99.4%	2.2%
22	The Village on Sixth Avenue	Huntington, WV	97.3%	97.3%	2.2%
23	Northgate Lakes	Orlando, FL	99.4%	99.3%	2.1%
24	Raiders Crossing	Murfreesboro, TN	99.6%	99.3%	2.1%
25	GrandMarc - Seven Corners	Minneapolis, MN	125.7%	125.9%	1.8%
26	The Commons	Harrisonburg, VA	94.9%	97.7%	1.6%
27	University Greens	Norman, OK	98.8%	90.5%	1.6%
28	The Estates	Gainesville, FL	99.3%	95.3%	1.5%
29	Raiders Pass	Lubbock, TX	97.5%	99.2%	1.5%
30	University Centre	Newark, NJ	98.6%	97.9%	1.2%
31	University Village-Temple	Philadelphia, PA	98.9%	98.9%	1.1%
32	Vista del Sol (ACE)	Tempe, AZ	98.8%	100.0%	0.9%
33	University Village at Sweethome	Amherst, NY	90.3%	99.3%	0.9%
34	The Outpost	San Antonio, TX	100.0%	100.0%	0.8%
Subtotal - Properties With Rental Rate Growth Between 0% and 2.99%			98.1%	98.8%	1.9%
Properties Reducing Rental Rates:					
1	Royal Village	Gainesville, FL	97.1%	94.0%	-0.5%
2	University Village	Fresno, CA	98.0%	85.7%	-1.5%
3	Blanton Common	Valdosta, GA	99.0%	88.6%	-2.0%
Subtotal - Properties Reducing Rental Rates			98.2%	89.3%	-1.5%
Total - Same Store Wholly-owned Properties			98.5%	98.3%	3.0%

AMERICAN CAMPUS COMMUNITIES :: 10

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2011 :: detail – new wholly-owned properties Property Location 2011 2010 Physical Occupancy at September 30, Fall 2011 Rental Rate Change 1 The Edge Charlotte, NC 98.8% 98.6% 5.1% 2 University Walk Charlotte, NC 99.2% 97.9% 2.3% 3 Uptown Denton, TX 97.0% 98.9% 2.1% 98.3% 98.5% 3.3% 1 Villas at Babcock San Antonio, TX 99.5% n/a n/a 2 Lobo Village Albuquerque, NM 99.5% n/a n/a Subtotal - Properties Acquired From Joint Venture1 g q q , % 3 Villas on Sycamore Huntsville, TX 96.5% n/a n/a 4 University Village Northwest (ACE) Prairie View, TX 100.0% n/a n/a 98.7% n/a n/a 1 Eagles Trail Hattiesburg, MS 80.1% n/a n/a 2 Campus Trails2 Starkville, MS 99.0% 84.2% 4.4% 3 2nd Avenue Centre Gainesville, FL 99.4% n/a n/a 92 1% 84 2%3 4 4% 3 Subtotal - New Development Properties Subtotal Newly Acquired Properties 92.1% 84.2%4.4% 96.4% 84.2%3 3.5% 3 98.2% 98.2%3 3.0% 3 Total - New Wholly-owned Properties - Total - All Wholly-owned Properties AMERICAN CAMPUS COMMUNITIES :: 11 1. Represents properties acquired in November 2010 from a joint venture in which we previously held a 10% interest. 2. This property incurred business interruption due to significant property damage resulting from a fire in April 2010. 3. Properties not owned or under ACC management as of September 30, 2010 are excluded for purposes of calculating prior year occupancy and fall 2011 rental rate change.

OWNED DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University Served	Units	Beds	Total Project Cost	Opened for Occupancy
Lobo Village - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 42,100	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,500	August 2011
Villas on Sycamore	Huntsville, TX	Sam Houston State University	170	680	27,800	August 2011
University Village Northwest - ACE	Prairie View, TX	Prairie View A&M University	36	144	4,200	August 2011
					$ 109,600	

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Univ. Pointe at College Station - ACE	Portland, OR	Portland State University	282	978	$ 87,800	43%	August 2012
Casas del Rio - ACE	Albuquerque, NM	University of New Mexico	285	1,030	39,400	8%	August 2012
The Suites - ACE	Flagstaff, AZ	Northern Arizona University	275	550	28,100	20%	August 2012
Hilltop Townhomes - ACE	Flagstaff, AZ	Northern Arizona University	144	576	32,500	24%	August 2012
U Club on Frey	Kennesaw, GA	Kennesaw State University	114	456	22,500	20%	August 2012
Campus Edge on UTA Boulevard	Arlington, TX	Univ. of Texas at Arlington	128	488	24,900	13%	August 2012
U Club Townhomes on Marion Pugh	College Station, TX	Texas A&M University	160	640	34,100	32%	August 2012
Villas on Rensch	Amherst, NY	University at Buffalo	153	610	44,800	10%	August 2012
The Village at Overton Park	Lubbock, TX	Texas Tech University	163	612	34,800	14%	August 2012
Casa de Oro - ACE	Glendale, AZ	Arizona State University	109	365	14,600	0%	August 2012
The Villas at Vista del Sol - ACE	Tempe, AZ	Arizona State University	104	400	21,900	0%	August 2012
					$ 385,400[2]		

OWNED DEVELOPMENT PIPELINE[3]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Drexel University - ACE[4]	Philadelphia, PA	Drexel University	Q1 2012	850	$ 90,000	August 2013
ASU - Manzanita - ACE[4]	Tempe, AZ	Arizona State University	Q2 2012	810	50,500	August 2013
Carbondale Development[5]	Carbondale, IL	Southern Illinois University	TBD	650	32,100[6]	TBD
ASU - West Campus Phase II - ACE[4]	Glendale, AZ	Arizona State University	TBD	TBD	TBD	TBD
University Shoppes[5]	Orlando, FL	University of Central Florida	TBD	TBD	TBD	TBD
					$ 172,600	

1. Based on costs incurred under the general construction contract as of September 30, 2011. As of September 30, 2011, the total Construction in Progress balance is $81.7 million, representing costs incurred under the total project budget. Two ACE projects at Arizona State University, Casa de Oro and The Villas at Vista del Sol, commenced construction in October 2011 and were therefore 0% complete as of September 30, 2011.
2. Includes land previously acquired totaling $28.2 million.
3. Does not include undeveloped land parcels in 4 university markets totaling $12.8 million.
4. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
5. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
6. Includes land costs of $3.0 million.

AMERICAN CAMPUS COMMUNITIES :: 12

THIRD-PARTY DEVELOPMENT UPDATE :: $ in thousands

	Three Months Ended September 30, 2011	2010	$ Change	Nine Months Ended September 30, 2011	2010	$ Change
Development services revenue	$ 1,568	$ 6,056 [1]	$ (4,488)	$ 6,150	$ 8,258 [1]	$ (2,108)
% of total revenue	1.6%	7.1%		2.1%	3.5%	

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University Served	Units	Beds	Total Fees	Completed
Euclid Commons[2]	Cleveland, OH	Cleveland State University	163	600	$ 2,535	August 2010/2011
The Highlands - Phase II	Edinboro, PA	Edinboro University	277	856	2,193	August 2011
					$ 4,728	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of September 30, 2011	Fees Earned in Current Year	Remaining Fees as of September 30, 2011	Scheduled Completion
Cardinal Court	Normal, IL	Illinois State University	228	896	$ 2,555	$ 1,582	$ 1,582	$ 973	August 2012
Northern Illinois University	DeKalb, IL	Northern Illinois University	126	1,008	4,572	2,633	2,633	1,939	August 2012
University of Wyoming	Laramie, WY	University of Wyoming	84	332	1,055	585	585	470	August 2012
Casa de Oro Dining Hall[3]	Glendale, AZ	Arizona State University	n/a	n/a	543	-	-	543	August 2012
					$ 8,725	$ 4,800	$ 4,800	$ 3,925	

ON-CAMPUS AWARD PIPELINE[4]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
Southern Oregon University	Ashland, OR	Third-party	Q3 2012	$ 2,000
Princeton University	Princeton, NJ	University-funded	Q1 2013	TBD
CUNY - Staten Island[5]	Staten Island, NY	Third-party	TBD	TBD

1. Third-party development services revenue for the three and nine months ended September 30, 2010 includes $4.7 million of revenue earned from the company's participation in cost savings on the University of California – Irvine Phase III project, which completed construction and opened for occupancy in August 2010.
2. The project was completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.
3. The Company is earning a fee to assist the University in building a dining hall that will be located adjacent to the Casa de Oro ACE project, which commenced construction in October 2011. The dining hall will be owned by the University and will be operated by a third-party food service operator.
4. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
5. Construction commencement for this project is subject to fluctuations in the project-based bond financing market and final construction pricing. The company has executed an Interim Services Agreement with the University whereby the University is obligated to exclusively use the company as developer for this or any other student housing project on the University's campus through 2017. Should the cost of financing via project-based bonds not improve sufficiently to allow for a near-term closing, the company and University plan to continue to work together to redesign and value engineer the project until such feasibility is achieved.

AMERICAN CAMPUS COMMUNITIES :: 13

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended September 30, 2011	2010	$ Change	Nine Months Ended September 30, 2011	2010	$ Change
Management services revenue	$ 1,794	$ 2,274	$ (480)	$ 5,427	$ 6,609	$ (1,182)
% of total revenue	1.8%	2.7%		1.9%	2.8%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	Primary University Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
CAU Suites	Atlanta, GA	Clark Atlanta University	598	$ 80	August 2011
Heritage Commons	Atlanta, GA	Clark Atlanta University	455	80	August 2011
Euclid Commons Phase II	Cleveland, OH	Cleveland State University	265	38	August 2011
UT Dallas Residence Hall Phase II	Richardson, TX	University of Texas at Dallas	400	90	August 2011
UT Dallas Residence Hall Phase III[2]	Richardson, TX	University of Texas at Dallas	400	100	August 2012
Jaguar Hall Phase II	Victoria, TX	University of Houston - Victoria	180	30	TBD
CUNY - Staten Island[2]	Staten Island, NY	City University of New York	TBD	TBD	TBD
				$ 418	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	Primary University Served	Approximate Beds	2011 Fee Contribution Prior to Termination	Discontinued As Of
The Inn at Auraria	Denver, CO	University of Colorado - Denver	439	$ 340 [3]	September 2011
The Ridge	Morgantown, WV	West Virginia University	644	80	September 2011
				$ 420	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. Management contract is contingent upon the successful closing and completion of development project and/or negotiation of management agreement.
3. 2011 fee contribution prior to termination includes a termination fee of $0.3 million.

AMERICAN CAMPUS COMMUNITIES :: 14

INVESTOR INFORMATION ::

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Andrew DiZio	Janney Capital Markets	(215) 665-6439	adizio@janney.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon	Robert W. Baird & Co., Inc.	(703) 821-5782	pposkon@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum	UBS Investment Research	(212) 713-2484	ross.nussbaum@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





AMERICAN CAMPUS COMMUNITIES :: 15

FORWARD-LOOKING STATEMENT :: In addition to historical information, this supplemental , pp package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made b dl k by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. AMERICAN CAMPUS COMMUNITIES ::